Note 3 - Summary of Significant Accounting Policies	12 Months Ended
Oct. 31, 2011
Significant Accounting Policies [Text Block]
3. Summary of Significant Accounting Policies

Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and these differences could have a significant impact on the financial statements.

Income Recognition from Home and Land Sales - We are primarily engaged in the development, construction, marketing and sale of residential single-family and multi-family homes where the planned construction cycle is less than 12 months. For these homes, in accordance with ASC 360-20, “Property, Plant and Equipment - Real Estate Sales”, revenue is recognized when title is conveyed to the buyer, adequate initial and continuing investments have been received and there is no continued involvement. In situations where the buyer’s financing is originated by our mortgage subsidiary and the buyer has not made an adequate initial investment or continuing investment as prescribed by ASC 360-20, the profit on such sales is deferred until the sale of the related mortgage loan to a third-party investor has been completed.

Income Recognition from Mortgage Loans - Our Financial Services segment originates mortgages, primarily for our homebuilding customers. We use mandatory investor commitments and forward sales of mortgage-backed securities (MBS) to hedge our mortgage-related interest rate exposure on agency and government loans.

We elected the fair value option for our loans held for sale for mortgage loans originated subsequent to October 31, 2008 in accordance with ASC 825, “Financial Instruments”, which permits us to measure our loans held for sale at fair value. Management believes that the election of the fair value option for loans held for sale improves financial reporting by mitigating volatility in reported earnings caused by measuring the fair value of the loans and the derivative instruments used to economically hedge them without having to apply complex hedge accounting provisions. In addition, we recognize the fair value of our rights to service a mortgage loan as revenue upon entering into an interest rate lock loan commitment with a borrower. The fair value of these servicing rights is included in loans held for sale.  Fair value of the servicing rights is determined based on values in the Company’s servicing sales contracts.

Substantially all of the mortgage loans originated are sold within a short period of time in the secondary mortgage market on a servicing released, nonrecourse basis, although the Company remains liable for certain limited representations, such as fraud, and warranties related to loan sales.  Mortgage investors could seek to have us buy back loans or compensate them from losses incurred on mortgages we have sold based on claims that we breached our limited representations and warranties.  We believe there continues to be an industry-wide issue with the number of purchaser claims in which purchasers purport to have found inaccuracies related to the sellers’ representations and warranties in particular loan sale agreements.  To date, we have not made significant payments to the purchasers of our loans and we have established reserves for probable losses.  Included in mortgage loans held for sale at October 31, 2011 is $1.0 million of mortgage loans, which represent the fair value of loans that cannot currently be sold at reasonable terms in the secondary mortgage market.  These loans are serviced by a third party until such time that they can be liquidated via alternative mortgage markets, foreclosure or repayment.

Interest Income Recognition for Mortgage Loans Receivable and Recognition of Related Deferred Fees and Costs- Interest income is recognized as earned for each mortgage loan during the period from the loan closing date to the sale date when legal control passes to the buyer, and the sale price is collected. All fees related to the origination of mortgage loans and direct loan origination costs are expensed when incurred, given the short term holding period for our loans. These fees and costs include loan origination fees, loan discount, and salaries and wages.

Cash and Cash Equivalents - Cash and cash equivalents include cash deposited in checking accounts, overnight repurchase agreements, certificates of deposit, Treasury Bills and government money market funds with maturities of 90 days or less when purchased. Our cash balances are held at a few financial institutions and may, at times, exceed insurable amounts. We believe we mitigate this risk by depositing our cash in major financial institutions. At October 31, 2010, $317.1 million of the total cash and cash equivalents was in cash equivalents, the book value of which approximates fair value.  At October 31, 2011, we had no cash equivalents as the full balance of cash and cash equivalents was held as cash.

Fair Value of Financial Instruments - The fair value of financial instruments is determined by reference to various market data and other valuation techniques as appropriate. Our financial instruments consist of cash and cash equivalents, restricted cash, receivables, deposits and notes, accounts payable and other liabilities, customer deposits, mortgage loans held for sale, nonrecourse land and operating properties mortgages, mortgage warehouse line of credit, accrued interest, and the senior secured and senior notes payable and the 7.25% Tangible Equity Units. The fair value of the senior secured and senior notes payable and the 7.25% Tangible Equity Units is estimated based on the quoted market prices for the same or similar issues or on the current rates offered to us for debt of the same remaining maturities.

Inventories - Inventories consist of land, land development, home construction costs, capitalized interest, construction overhead and property taxes. Construction costs are accumulated during the period of construction and charged to cost of sales under specific identification methods. Land, land development, and common facility costs are allocated based on buildable acres to product types within each community, then charged to cost of sales equally based upon the number of homes to be constructed in each product type.

We record inventories in our consolidated balance sheets at cost unless the inventory is determined to be impaired, in which case the inventory is written down to its fair value. Our inventories consist of the following three components: (1) sold and unsold homes and lots under development, which includes all construction, land, capitalized interest, and land development costs related to started homes and land under development in our active communities; (2) land and land options held for future development or sale, which includes all costs related to land in our communities in planning or mothballed communities; and (3) consolidated inventory not owned, which includes all costs related to specific performance options, variable interest entities, and other options, which consists primarily of model homes financed with an investor and inventory related to structured lot options.

We have decided to mothball (or stop development on) certain communities where we determine the current performance does not justify further investment at this time. When we decide to mothball a community, the inventory is reclassified from "Sold and unsold homes and lots under development" to "Land and land options held for future development or sale". As of October 31, 2011, the book value of the 59 mothballed communities was $150.7 million, net of impairment charges of $498.8 million. We continually review communities to determine if mothballing is appropriate. During fiscal 2011, we mothballed eight communities, re-activated four and sold three communities which were previously mothballed communities.

The recoverability of inventories and other long-lived assets are assessed in accordance with the provisions of ASC 360-10, “Property, Plant and Equipment - Overall”.  ASC 360-10 requires long-lived assets, including inventories, held for development to be evaluated for impairment based on undiscounted future cash flows of the assets at the lowest level for which there are identifiable cash flows. As such, we evaluate inventories for impairment at the individual community level, the lowest level of discrete cash flows that we measure.

We evaluate inventories of communities under development and held for future development for impairment when indicators of potential impairment are present. Indicators of impairment include, but are not limited to, decreases in local housing market values, decreases in gross margins or sales absorption rates, decreases in net sales prices (base sales price net of sales incentives), or actual or projected operating or cash flow losses. The assessment of communities for indication of impairment is performed quarterly, primarily by completing detailed budgets for all of our communities and identifying those communities with a projected operating loss for any projected fiscal year or for the entire projected community life. For those communities with projected losses, we estimate the remaining undiscounted future cash flows and compare those to the carrying value of the community, to determine if the carrying value of the asset is recoverable.

The projected operating profits, losses, or cash flows of each community can be significantly impacted by our estimates of the following:

●	future base selling prices;

●	future home sales incentives;

●	future home construction and land development costs; and

●	future sales absorption pace and cancellation rates.

These estimates are dependent upon specific market conditions for each community. While we consider available information to determine what we believe to be our best estimates as of the end of a quarterly reporting period, these estimates are subject to change in future reporting periods as facts and circumstances change. Local market-specific conditions that may impact our estimates for a community include:

●
the intensity of competition within a market, including available home sales prices and home sales incentives offered by our competitors, including foreclosed homes where they have an impact on our ability to sell homes;

●	the current sales absorption pace for both our communities and competitor communities;

●	community-specific attributes, such as location, availability of lots in the market, desirability and uniqueness of our community, and the size and style of homes currently being offered;

●	potential for alternative product offerings to respond to local market conditions;

●	changes by management in the sales strategy of the community; and

●	current local market economic and demographic conditions and related trends and forecasts.

These and other local market-specific conditions that may be present are considered by management in preparing projection assumptions for each community. The sales objectives can differ between our communities, even within a given market. For example, facts and circumstances in a given community may lead us to price our homes with the objective of yielding a higher sales absorption pace, while facts and circumstances in another community may lead us to price our homes to minimize deterioration in our gross margins, although it may result in a slower sales absorption pace. In addition, the key assumptions included in our estimate of future undiscounted cash flows may be interrelated. For example, a decrease in estimated base sales price or an increase in homes sales incentives may result in a corresponding increase in sales absorption pace. Additionally, a decrease in the average sales price of homes to be sold and closed in future reporting periods for one community that has not been generating what management believes to be an adequate sales absorption pace may impact the estimated cash flow assumptions of a nearby community. Changes in our key assumptions, including estimated construction and development costs, absorption pace and selling strategies, could materially impact future cash flow and fair value estimates. Due to the number of possible scenarios that would result from various changes in these factors, we do not believe it is possible to develop a sensitivity analysis with a level of precision that would be meaningful to an investor.

If the undiscounted cash flows are more than the carrying amount of the community, then the carrying amount is recoverable, and no impairment adjustment is required. However, if the undiscounted cash flows are less than the carrying amount, then the community is deemed impaired and is written-down to its fair value. We determine the estimated fair value of each community by determining the present value of its estimated future cash flows at a discount rate commensurate with the risk of the respective community, or in limited circumstances, prices for land in recent comparable sale transactions, market analysis studies, which include the estimated price a willing buyer would pay for the land (other than in a forced liquidation sale), and recent bona fide offers received from outside third parties. Our discount rates used for all impairments recorded from October 31, 2006 to October 31, 2011 range from 13.5% to 20.3%. The estimated future cash flow assumptions are virtually the same for both our recoverability and fair value assessments. Should the estimates or expectations used in determining estimated cash flows or fair value, including discount rates, decrease or differ from current estimates in the future, we may be required to recognize additional impairments related to current and future communities. The impairment of a community is allocated to each lot on a relative fair value basis.

From time to time, we write off deposits and approval, engineering and capitalized interest costs when we determine that it is no longer probable that we will exercise options to buy land in specific locations or when we redesign communities and/or abandon certain engineering costs. In deciding not to exercise a land option, we take into consideration changes in market conditions, the timing of required land takedowns, the willingness of land sellers to modify terms of the land option contract (including timing of land takedowns), and the availability and best use of our capital, among other factors. The write-off is recorded in the period it is deemed probable that the optioned property will not be acquired. In certain instances, we have been able to recover deposits and other pre-acquisition costs that were previously written off. These recoveries have not been significant in comparison to the total costs written off.

Inventories held for sale, which are land parcels where we have decided not to build homes, represented $22.8 million of our total inventories at October 31, 2011, and are reported at the lower of carrying amount or fair value less costs to sell. In determining the fair value of land held for sale, management considers, among other things, prices for land in recent comparable sale transactions, market analysis studies, which include the estimated price a willing buyer would pay for the land (other than in a forced liquidation sale) and recent bona fide offers received from outside third parties.

Insurance Deductible Reserves - For homes delivered in fiscal 2011 and 2010, our deductible under our general liability insurance is $20 million per occurrence for construction defect and warranty claims. For bodily injury claims, our deductible per occurrence in fiscal 2011 and 2010 is $0.1 million up to a $5 million limit. Our aggregate retention in 2011 is $21 million for construction defect, warranty and bodily injury claims.  Our aggregate retention in 2010 was $21 million for construction defect and warranty claims, and $20 million for bodily injury claims.  We do not have a deductible on our worker's compensation insurance in fiscal 2011 and 2010. Reserves for estimated losses for construction defects, warranty, bodily injury and worker’s compensation claims have been established using the assistance of a third-party actuary. We engage a third-party actuary that uses our historical warranty and construction defect data, worker's compensation data, and other industry data to assist our management in estimating our unpaid claims, claim adjustment expenses and incurred but not reported claims reserves for the risks that we are assuming under the general liability and worker's compensation programs. The estimates include provisions for inflation, claims handling and legal fees. These estimates are subject to a high degree of variability due to uncertainties such as trends in construction defect claims relative to our markets and the types of products we build, claim settlement patterns, insurance industry practices, and legal interpretations, among others. Because of the high degree of judgment required in determining these estimated liability amounts, actual future costs could differ significantly from our currently estimated amounts.

Interest - Interest attributable to properties under development during the land development and home construction period is capitalized and expensed along with the associated cost of sales as the related inventories are sold. Interest incurred in excess of interest capitalized, which occurs when assets qualifying for interest capitalization are less than our outstanding debt balances, is expensed as incurred in “Other interest.”

Interest costs incurred, expensed and capitalized were:

	Year Ended
(Dollars in thousands)	October 31, 2011	October 31, 2010	October 31, 2009
Interest capitalized at beginning of year	$136,288	$164,340	$170,107
Plus interest incurred(1)	156,998	154,307	194,702
Less cost of sales interest expensed	74,676	84,440	105,814
Less other interest expensed(2)(3)	97,169	97,919	94,655
Interest capitalized at end of year(4)	$121,441	$136,288	$164,340

(1)	Data does not include interest incurred by our mortgage and finance subsidiaries.

(2)
Other interest expensed is comprised of interest that does not qualify for capitalization because our assets that qualify for interest capitalization (inventory under development) do not exceed our debt.  Interest on completed homes and land in planning which does not qualify for capitalization, is expensed.

(3)
Cash paid for interest, net of capitalized interest is the sum of other interest expensed, as defined above, and interest paid by our mortgage and finance subsidiaries adjusted for the change in accrued interest, which is calculated as follows:

	Year Ended
(Dollars in thousands)	October 31, 2011	October 31, 2010	October 31, 2009
Other interest expensed	$97,169	$97,919	$94,655
Interest paid by our mortgage and finance subsidiaries	1,959	1,848	1,728
Decrease in accrued interest	2,637	2,110	46,399
Cash paid for interest, net of capitalized interest	$101,765	$101,877	$142,782

(4)
We have incurred significant inventory impairments in recent years, which are determined based on total inventory including capitalized interest. However, the capitalized interest amounts above are shown gross before allocating any portion of the impairments to capitalized interest.

Land Options - Costs incurred to obtain options to acquire improved or unimproved home sites are capitalized. Such amounts are either included as part of the purchase price if the land is acquired or charged to “Inventory impairments loss and land option write-offs” if we determine we will not exercise the option. If the options are with variable interest entities and we are the primary beneficiary, we record the land under option on the Consolidated Balance Sheets under “Consolidated inventory not owned” with an offset under “Liabilities from inventory not owned”.  If the option obligation is to purchase under specific performance or has terms that require us to record it as financing, then we record the option on the Consolidated Balance Sheets under “Consolidated inventory not owned” with an offset under “Liabilities from inventory not owned”. In accordance with ASC 810-10 “Consolidation - Overall”, we record costs associated with other options on the Consolidated Balance Sheets under “Land and land options held for future development or sale.”

Unconsolidated Homebuilding and Land Development Joint Ventures - Investments in unconsolidated homebuilding and land development joint ventures are accounted for under the equity method of accounting. Under the equity method, we recognize our proportionate share of earnings and losses earned by the joint venture upon the delivery of lots or homes to third parties. Our ownership interests in the joint ventures vary but our voting interests are generally 50% or less. In determining whether or not we must consolidate joint ventures where we are the managing member of the joint venture, we assess whether the other partners have specific rights to overcome the presumption of control by us as the manager of the joint venture. In most cases, the presumption is overcome because the joint venture agreements require that both partners agree on establishing the significant operating and capital decisions of the partnership, including budgets, in the ordinary course of business.  The evaluation of whether or not we control a venture can require significant judgment. In accordance with ASC 323-10, “Investments - Equity Method and Joint Ventures - Overall”, we assess our investments in unconsolidated joint ventures for recoverability, and if it is determined that a loss in value of the investment below its carrying amount is other than temporary, we write down the investment to its fair value. We evaluate our equity investments for impairment based on the joint venture’s projected cash flows. This process requires significant management judgment and estimates. During fiscal 2009, we wrote down certain joint venture investments by $26.4 million.  There were no write-downs in fiscal 2010 and 2011.

Deferred Bond Issuance Costs - Costs associated with the issuance of our senior secured, senior and senior subordinated amortizing notes are capitalized and amortized over the associated term of each note’s issuance.

Debt Issued At a Discount - Debt issued at a discount to the face amount is accreted up to its face amount utilizing the effective interest method over the term of the note and recorded as a component of other interest on the Consolidated Statements of Operations.

Post Development Completion and Warranty Costs - In those instances where a development is substantially completed and sold and we have additional construction work to be incurred, an estimated liability is provided to cover the cost of such work. In addition, we estimate and accrue warranty costs as part of cost of sales for repair costs under $5,000 per occurrence to homes, community amenities and land development infrastructure. In addition, we accrue for warranty costs over $5,000 per occurrence as part of our general liability insurance deductible as selling, general, and administrative costs. Both of these liabilities are recorded in “Accounts payable and other liabilities” in the Consolidated Balance Sheets.

Advertising Costs - Advertising costs are expensed as incurred.  During the years ended October 31, 2011, 2010, and 2009, advertising costs expensed totaled to $20.3 million, $18.2 million and $19.3 million, respectively.

Deferred Income Taxes - Deferred income taxes are provided for temporary differences between amounts recorded for financial reporting and for income tax purposes. If the combination of future years’ income (or loss) combined with the reversal of the timing differences results in a loss, such losses can be carried back to prior years or carried forward to future years to recover the deferred tax assets. In accordance with ASC 740-10, “Income Taxes - Overall”, we evaluate our deferred tax assets quarterly to determine if valuation allowances are required. ASC 740-10 requires that companies assess whether valuation allowances should be established based on the consideration of all available evidence using a “more-likely-than-not” standard.

We recognize tax liabilities in accordance with ASC 740-10, and we adjust these liabilities when our judgment changes as a result of the evaluation of new information not previously available. Due to the complexity of some of these uncertainties, the ultimate resolution may result in a liability that is materially different from our current estimate. These differences will be reflected as increases or decreases to income tax expense in the period in which they are determined.

Common Stock - Each share of Class A Common Stock entitles its holder to one vote per share and each share of Class B Common Stock generally entitles its holder to ten votes per share. The amount of any regular cash dividend payable on a share of Class A Common Stock will be an amount equal to 110% of the corresponding regular cash dividend payable on a share of Class B Common Stock. If a shareholder desires to sell shares of Class B Common Stock, such stock must be converted into shares of Class A Common Stock.

In July 2001, our Board of Directors authorized a stock repurchase program to purchase up to 4 million shares of Class A Common Stock. As of October 31, 2011, approximately 3.4 million shares have been purchased under this program, none of which were repurchased during the three years ended October 31, 2011.

On August 4, 2008, our Board of Directors adopted a shareholder rights plan (the “Rights Plan”) designed to preserve shareholder value and the value of certain tax assets primarily associated with net operating loss carryforwards (NOL) and built-in losses under Section 382 of the Internal Revenue Code. Our ability to use NOLs and built-in losses would be limited, if there was an “ownership change” under Section 382. This would occur if shareholders owning (or deemed under Section 382 to own) 5% or more of our stock increase their collective ownership of the aggregate amount of our outstanding shares by more than 50 percentage points over a defined period of time. The Rights Plan was adopted to reduce the likelihood of an “ownership change” occurring as defined by Section 382. Under the Rights Plan, one right was distributed for each share of Class A Common Stock and Class B Common Stock outstanding as of the close of business on August 15, 2008. Effective August 15, 2008, if any person or group acquires 4.9% or more of the outstanding shares of Class A Common Stock without the approval of the Board of Directors, there would be a triggering event causing significant dilution in the voting power of such person or group. However, existing stockholders who owned, at the time of the Rights Plan’s adoption, 4.9% or more of the outstanding shares of Class A Common Stock will trigger a dilutive event only if they acquire additional shares. The approval of the Board of Directors’ decision to adopt the Rights Plan may be terminated by the Board at any time, prior to the Rights being triggered. The Rights Plan will continue in effect until August 15, 2018, unless it expires earlier in accordance with its terms. The approval of the Board of Directors’ decision to adopt the Rights Plan was submitted to a stockholder vote and approved at a special meeting of stockholders held on December 5, 2008. Also at the Special Meeting on December 5, 2008, our stockholders approved an amendment to our Certificate of Incorporation to restrict certain transfers of Class A Common Stock in order to preserve the tax treatment of our net operating loss carryforwards and built-in losses under Section 382 of the Internal Revenue Code. Subject to certain exceptions pertaining to pre-existing 5% stockholders and Class B stockholders, the transfer restrictions in the amended Certificate of Incorporation generally restrict any direct or indirect transfer (such as transfers of our stock that result from the transfer of interests in other entities that own our stock) if the effect would be to (i) increase the direct or indirect ownership of our stock by any person (or public group) from less than 5% to 5% or more of our common stock; (ii) increase the percentage of our common stock owned directly or indirectly by a person (or public group) owning or deemed to own 5% or more of our common stock; or (iii) create a new public group. Transfers included under the transfer restrictions include sales to persons (or public groups) whose resulting percentage ownership (direct or indirect) of common stock would exceed the 5% thresholds discussed above, or to persons whose direct or indirect ownership of common stock would by attribution cause another person (or public group) to exceed such threshold.

On February 9, 2011, we issued 13,512,500 shares of our Class A Common Stock, including 1,762,500 shares issued pursuant to the over-allotment option granted to the underwriters, at a price of $4.30 per share.

Preferred Stock - On July 12, 2005, we issued 5,600 shares of 7.625% Series A Preferred Stock, with a liquidation preference of $25,000 per share. Dividends on the Series A Preferred Stock are not cumulative and are paid at an annual rate of 7.625%. The Series A Preferred Stock is not convertible into the Company’s common stock and is redeemable in whole or in part at our option at the liquidation preference of the shares beginning on the fifth anniversary of their issuance. The Series A Preferred Stock is traded as depositary shares, with each depositary share representing 1/1000th of a share of Series A Preferred Stock. The depositary shares are listed on the NASDAQ Global Market under the symbol “HOVNP.” In fiscal 2011, 2010 and 2009, we did not pay any dividends on the Series A Preferred Stock due to covenant restrictions in our indentures.

Depreciation - Property, plant and equipment are depreciated using the straight-line method over the estimated useful life of the assets ranging from 3 to 40 years.

Prepaid Expenses - Prepaid expenses which relate to specific housing communities (model setup, architectural fees, homeowner warranty program fees, etc.) are amortized to cost of sales as the applicable inventories are sold. All other prepaid expenses are amortized over a specific time period or as used and charged to overhead expense.

Stock Options - We account for our stock options under ASC 718-10, “Compensation - Stock Compensation - Overall”, which requires the fair-value based method of accounting for stock awards granted to employees and measures and records the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award.  That cost is recognized over the period during which an employee is required to provide service in exchange for the award.

The fair value of option awards is established at the date of grant using a Black-Scholes option pricing model with the following weighted-average assumptions for October 31, 2011, October 31, 2010 and October 31, 2009: risk free interest rate of  2.99%, 3.24% and 3.89%, respectively; dividend yield of zero; historical volatility factor of the expected market price of our common stock of  0.94 for the year ended 2011, 0.90 for the year ended 2010, and 0.83 for the year ended 2009; a weighted-average expected life of the option of 7.25 years for 2011, 7.12 years for 2010 and, 5.92 years for 2009; and an estimated forfeiture rate of 14.93% for fiscal 2011, 13.42% for fiscal 2010, 12.58% for fiscal 2009.  The benefits of tax deductions in excess of recognized compensation cost are reported as both a financing cash inflow and an operating cash outflow.

Compensation cost arising from nonvested stock granted to employees and from nonemployee stock awards is recognized as expense using the straight-line method over the vesting period.

For the years ended October 31, 2011, October 31, 2010 and October 31, 2009, total stock-based compensation expense was $6.2 million, $8.7 million and $28.9 million, respectively. Included in this total stock-based compensation expense was incremental expense for stock options of $4.4 million, $5.0 million and $20.7 million for the years ended October 31, 2011, October 31, 2010 and October 31, 2009, respectively.  Because we are currently in a position of fully reserving any tax benefits generated from losses, the amount net of tax is not presented.

Per Share Calculations - Basic earnings per share is computed by dividing net income (loss) (the “numerator”) by the weighted-average number of common shares, adjusted for non-vested shares of restricted stock (the “denominator”) for the period.  The basic weighted-average number of shares includes 13.0 million shares related to Purchase Contracts (issued as part of our 7.25% Tangible Equity Units) which are issuable in the future with no additional cash required to be paid by the holders thereof. Computing diluted earnings per share is similar to computing basic earnings per share, except that the denominator is increased to include the dilutive effects of options and non-vested shares of restricted stock.  Any options that have an exercise price greater than the average market price are considered to be anti-dilutive and are excluded from the diluted earnings per share calculation.

For the years ended October 31, 2011 and October 31, 2009, 0.3 million and 0.3 million, respectively, of incremental shares attributed to non-vested stock and outstanding options to purchase common stock were excluded from the computation of diluted EPS because we had a net loss for the period, and any incremental shares would not be dilutive. For the year ended October 31, 2010, diluted earnings per common share was computed using the weighted average number of shares outstanding adjusted for the 1.0 million incremental shares attributed to non-vested stock and outstanding options to purchase common stock.

In addition, shares related to out-of-the money stock options that could potentially dilute basic EPS in the future that were not included in the computation of diluted EPS were 5.1 million, 4.6 million and 6.8 million for the years ended October 31, 2011, 2010 and 2009, respectively, because to do so would have been anti-dilutive for the periods presented.

Computer Software Development - In accordance with ASC 350-10 “Intangibles - Goodwill and Other”, we capitalize certain costs incurred in connection with developing or obtaining software for internal use. Once the software is substantially complete and ready for its intended use, the capitalized costs are amortized over the systems' estimated useful life.

Noncontrolling Interest - The guidance contained in ASC 810 requires a non-controlling interest in a subsidiary to be reported as equity and the amount of consolidated net income or loss specifically attributable to the non-controlling interest to be identified in the consolidated financial statements.  Our net income (loss) attributable to non-controlling interest is insignificant for all periods presented and therefore is reported in "Other operations" in the Consolidated Statements of Operations.

Recent Accounting Pronouncements - In May 2011, the FASB issued ASU 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs,” which provides a consistent definition of fair value and ensures that the fair value measurement and disclosure requirements are similar between U.S. GAAP and International Financial Reporting Standards (IFRS). The guidance changes certain fair value measurement principles and expands the disclosure requirements, particularly for Level 3 fair value measurements. The guidance is effective for the Company beginning February 1, 2012 and is to be applied prospectively. The adoption of this guidance, which relates primarily to disclosure, is not expected to have a material impact on our Consolidated Financial Statements.

Reclassifications – Certain amounts in the 2009 and 2010 Consolidated Financial Statements have been reclassified to conform to the 2011 presentation.